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                                                               Exhibit 10(d)(2)


                           Schedule of Participants
                       In Change-in-Control Agreements
                       -------------------------------

The form of Change-in-Control Agreement was filed as Exhibit 10(d)(3) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and is incorporated herein by reference. All Change-in-Control Agreements are identical except for the identity of the participants and dates of execution.


                                Participants:
                                -------------

                                 M. F. Biehl
                                  J. S. Gray
                              P. V. Gorman, Jr.
                                 M. P. Juszli
                                 D. H. Kelsey
                                 D. G. Slezak
                                 S. H. Theis
                             T. J. Wojciechowski